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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-119363 of Form S-1 of our report dated March 24, 2006, relating to the consolidated financial statements of Titan Holdings, Inc. and subsidiaries, appearing in this Annual Report on Form 10-K of Autocam Corporation for the year ended December 31, 2005.


/s/ Deloitte & Touche, LLP

Grand Rapids, Michigan
March 30, 2006